J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan U.S. Aggregate Bond ETF

(the “Fund”)

(a series of JPMorgan Exchange-Traded Fund Trust)

Supplement dated January 6, 2021 to the Summary Prospectus and Prospectus dated July 1, 2020, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eric Isenberg	2018	Executive Director
Niels Schuehle	2018	Executive Director
Naveen Kumar	2018	Vice President
Jonathan Msika	2021	Vice President
Benhood Noei	2020	Vice President

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — U.S. Aggregate Bond ETF” section is deleted in its entirety and replaced with the following:

U.S. Aggregate Bond ETF

The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Eric Isenberg, Niels Schuehle, Naveen Kumar, Jonathan Msika and Behnood Noei. The team is responsible for managing the Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.

Mr. Isenberg and Dr. Schuehle are the co-lead portfolio managers for the Fund.

Mr. Isenberg is the lead portfolio manager for the Fund. Mr. Isenberg, Executive Director of JPMIM, is the Head of Fixed Income Portfolio Management for Quantitative Beta Strategies. In this role, Mr. Isenberg is responsible for portfolio management of all of J.P. Morgan Asset Management Holdings Inc. passive fixed income funds, including index replication and smart beta fixed income funds. Prior to joining the firm in 2016, Mr. Isenberg worked at VanEck beginning in 2015, where he was a Fixed Income Portfolio Manager for all of the VanEck Vectors Fixed Income ETFs, including the municipal, international and high yield funds and worked at Credit Suisse from 2003 until 2015 in various roles, including Head of Fixed Income Index Products and Head of Bond Index Products. Mr. Isenberg graduated from Binghamton University in 2001 with a Bachelor of Science in computer science and economics.

Dr. Schuehle, Executive Director of JPMIM, is Head of Fixed Income Research for Quantitative Beta Strategies. In this role, Dr. Schuehle is focused on further developing the firm’s factor-based franchise in fixed income markets. Prior to joining the firm in 2016, Dr. Schuehle was a Senior Researcher in the Quantitative Portfolio and Index Research team at Bloomberg and Senior Researcher in the Index Strategies and Portfolio Modeling team at Barclays Risk Analytics and Index Solution Group from 2010 to 2016. Dr. Schuehle holds a Ph.D. in Finance from Kellogg School of Management at Northwestern University.

Mr. Kumar, Vice President of JPMIM, has been a portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2011, he previously worked for the Global Head of Strategic Product Management from 2014 to 2016 and on the JPMorgan Private Bank Manager Selection Team specializing in equities from 2011 to 2014. Mr. Kumar holds a B.A. in Economics from Northwestern University.

SUP-USAB-121

Mr. Msika, Vice President of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2011, he was previously a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2011 to 2016.

Mr. Noei, Vice President of JPMIM, is a portfolio manager in the Quantitative Beta Strategies group, based in New York. An employee since 2012, he previously worked as a portfolio manager for the U.S. Core Plus team within the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Noei holds a M.Sc. in Finance from the Fisher School of Business at The Ohio State University and is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE